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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2002 (April 23, 2002)

eNexi Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

(Commission File Number)	65-0884085 (IRS Employer Identification No.)

1920 Main Street, Suite 980, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)

(949) 955-2140
Registrant's telephone number, including area code:

39012 Carriage Way, Palmdale, California 93551, 949-756-8181
(Former name, address and telephone number)

CHANGES IN CONTROL OF REGISTRANT

        (a)  On April 12, 2002, we entered into an Agreement and Plan of Merger with Caiban Holdings, Inc., a Delaware corporation wholly-owned by us ("Subsidiary"), Caiban Enterprises, Inc., a California corporation ("Caiban"), Shannon T. Squyres ("Squyres"), Steven D. Hargreaves ("Hargreaves"), Michael Kwok ("Kwok"), and Harold Radie ("Radie") (Squyres, Hargreaves, Kwok and Radie collectively referred to as the "Caiban Stockholders"). Pursuant to the terms of the Agreement and Plan of Merger which closed on April 23, 2002, Subsidiary acquired all of the issued and outstanding shares of capital stock of Caiban from the Caiban Stockholders in exchange for an aggregate of 39,176,000 newly issued shares of our common stock (the "Acquisition"), resulting in 48,908,864 shares issued and outstanding. Concurrently with the Acquisition, Caiban was merged with and into Subsidiary. As a condition to the Acquisition, our directors prior to the transaction were required to appoint Squyres and Hargreaves as members of our Board of Directors. Larry Mayle and Roger Miller, our current members of the Board of Directors, have resigned and Squyres and Hargreaves have been appointed.

        Notice of the Agreement and Plan of Merger was sent to all of our shareholders on a Schedule 14f-1 Information Statement which was first mailed to shareholders on or about April 24, 2002.

        The Agreement and Plan of Merger was adopted by the unanimous consent of our Board of Directors and the Boards of Directors of the Subsidiary and Caiban.

        (b)  The following table sets forth, as of April 23, 2002, certain information with respect to our equity securities owned of record or beneficially by: (i) each of our Officers and Directors; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

        The address for all of the following entities and individuals is c/o 1920 Main Street, Suite 980, Irvine, CA 92614. The numbers reflect 39,176,000 newly issued shares to the Former Caiban Shareholders in exchange for their Caiban shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Common Stock	Steven D. Hargreaves	19,000,360	38.9%
Common Stock	Shannon T. Squyres	19,000,360	38.9%
All officers and directors as a group (2 persons)		38,000,720	77.7%
Common Stock	Larry Mayle	2,757,707	5.6%

(1)
Based on 48,908,864 shares outstanding after the issuance of shares to the Former Caiban Shareholders

ACQUISITION OR DISPOSITION OF ASSETS

        (a)  The consideration exchanged pursuant to the Agreement and Plan of Merger was negotiated between us, the Subsidiary, Caiban, and the Former Caiban Shareholders.

        In evaluating Caiban as a candidate for the proposed acquisition, eNexi and the Subsidiary used criteria such as Caiban's business and other anticipated operations, and Caiban's and its principals' business name and reputation. eNexi and the Subsidiary also believed the value of the shares issued to pay the purchase price in the acquisition to be reasonable and comparable to similar type of transactions. eNexi and the Subsidiary determined that the consideration for the merger was reasonable.

        (b)  The Subsidiary, as the surviving entity in the merger of the Subsidiary and Caiban, intends to continue the historical business and operations of Caiban as set forth more fully immediately below.

DESCRIPTION OF BUSINESS

History

        We were originally incorporated under the laws of the State of Florida under the name Arngre, Inc. On June 24, 1999, we merged with and into Silver King Resources (Delaware), Inc., a newly-formed Delaware corporation. Silver King (Delaware), Inc., the surviving corporation of the merger, was formed for the purpose of the merger and had no prior operating history. Immediately after the completion of the merger, we changed our name to Silver King Resources, Inc.

        On May 19, 2000, Silver King Acquisitions, Inc., a Delaware corporation and our wholly owned subsidiary, merged with and into eNexi Inc., a Delaware corporation. eNexi Inc., as the surviving entity after the merger, is a wholly owned subsidiary of us. On July 17, 2000, we changed our name to eNexi Holdings, Inc. to reflect the change in our business plan. On July 12, 2001, the Board of Directors approved a plan to restructure and reorganize our operations. In accordance with the restructuring and reorganization plan, we sold the eNextDirect.com business segment to a related party in exchange for their accounts receivables and accounts payables. Additionally, we ceased operations of dollars4mail.com and MyQuickInfo.com business segments.

        As described in our Current Report on Form 8-K filed with the SEC on April 11, 2002, in contemplation of the Acquisition, our board of directors approved and adopted a plan of distribution whereby we returned substantially all of our remaining capital to our shareholders through a cash distribution of $2,738,827.93 to each of our shareholders of record as of April 12, 2002. The pro-rata distribution was made in cash at the rate of $.2814 per share of our common stock. We retained $60,000 to pay legal and accounting expenses of completing the Acquisition.

Recent Change of Business

        On July 12, 2001, the Board of Directors approved a plan to restructure and reorganize our operations including the following:

  •
  the winding down of the operations of the eNexiDirect.com, dollars4mail.com, and MyQuickInfo.com web sites;

  •
  the disposal of unnecessary fixed assets at the best available current market prices;

  •
  the termination of leases for office space in Dover, NH and Irvine, CA;

  •
  the reduction of personnel expenses to minimum levels; and

  •
  the exploration of all opportunities utilizing our remaining assets to maximize shareholder value.

        In July 2001 in accordance with the restructuring and reorganization plan, we sold our eNexiDirect.com segment to a related party in exchange for their accounts receivable and accounts payable. We recognized a gain of $3,506 on the disposal of the business segment for the year ended December 31, 2001. In addition, we ceased operations of dollars4mail.com and MyQuickInfo.com.

        Following the sale or termination of our prior business operations, and prior to our entering into the Agreement and Plan of Merger, our business plan was to locate and negotiate with a business entity for the merger of that target business into our company.

THE SUBSIDIARY

        Our wholly owned subsidiary, Caiban Holdings, Inc. (the "Subsidiary") was incorporated in the State of Delaware on April 12, 2002 for the purpose of acquiring Caiban. Caiban was incorporated on September 15, 2000 as a California corporation. Following the merger of Caiban with and into the Subsidiary on April 23, 2002, the Subsidiary is proceeding with the business plan and operations of Caiban.

        The Subsidiary plans to establish an online procurement system for small- to-medium sized manufacturing firms, as well as other businesses in China and Hong Kong. According to the International Data Corporation, China will soon overtake Australia to become the largest information technology market in the Asia/Pacific region (excluding Japan). The Subsidiary intends to capitalize on what it views as an opportunity to provide procurement systems in the business to business sector arising out of the increased capital production taking place in China as well as the rapidly growing online environment. With operations hubs in Hong Kong and the U.S. (Irvine, California), as well as by utilizing management's experience in Chinese business practices and etiquette, the Subsidiary hopes to unite users of higher-end capital goods in Hong Kong and China with sellers of these goods from around the world.

Products and Services

        Our management believes that in order for the Subsidiary to succeed, it will need to provide superior pricing on products sold, and provide faster service. The Subsidiary plans to accomplish this by developing a web site and linking as many purchasers to it as possible, however there is no guarantee that the Subsidiary will be able to accomplish these goals.

        Following are the types of products that the Subsidiary plans to market:

  •
  Spares for generator sets, air compressors

  •
  General machinery & equipment

  •
  Construction equipment

  •
  Tools, equipment and consumable for oil & gas industries

  •
  Conveying systems and spares for manufacturing factories

  •
  Pumps and motors for water supply, fire fighting and HVAC

  •
  Equipment for shipbuilding industries

  •
  Container handling equipment for port and container terminals

  •
  Instrument & controls for air conditioning

  •
  Equipment and spare parts for power plant

Customers

        The Subsidiary plans to focus marketing and sales efforts on small- to-medium sized manufacturing firms, as well as other users of higher-end capital equipment in Hong Kong and China. Following are examples of the Subsidiary's planned customer targets:

  •
  Metal and hardware manufacturing factories

  •
  Electronic & computer peripheral equipment manufacturers

  •
  Machinery manufacturers

  •
  Tourism/entertainment industries

  •
  Food processing factories

  •
  Petroleum, gas & chemical processing factories

  •
  Power and utilities plants

  •
  Roads & transport Industries

  •
  Garment manufacturing industries

  •
  Shipbuilding industries

  •
  Building and construction companies

  •
  Plastic manufacturing factories

        There is no guarantee that the Subsidiary will successfully reach its customer targets or market these types of products.

        The Subsidiary plans to develop and maintain a strict, orderly system for tracking and quality control. Though the money flow will be slightly different for clients in China vs. Hong Kong, a typical sales transaction will mimic the following cycle:

  1.
  Client places a Purchase Order ("PO") for product;

  2.
  Client is required to put up 50% non-refundable deposit into the Company's bank account either in China or Hong Kong;

  3.
  Appropriate sales rep then verifies deposit and advises regional China & Hong Kong office;

  4.
  Sales office will place order with Irvine office immediately with an in-house reference number that corresponds to the client's PO;

  5.
  Irvine office will place order with manufacturer, obtain delivery date and advise sales office and/or sales rep accordingly using the same in-house reference number;

  6.
  For light volume shipments, when product arrives to the Irvine Office, it will be checked and filmed with digital camera (for quantity, part number, etc. with reference number); then it will advise Hong Kong office. For heavy volume shipments, the product is sent to the Company's chosen freight forwarding company (most likely in Los Angeles) and inspected there;

  7.
  Irvine office will promptly ship products to Hong Kong office using the same reference number and will advise Hong Kong office and appropriate sales office;

  8.
  Sales office will request client to deposit balance of 50% into the Company's bank account before shipment arrives in Hong Kong;

  9.
  When shipment is in transit or arrives in Hong Kong, sales rep verifies balance deposit and advises Hong Kong office to send product to client via cargo service company;

  10.
  Cargo service company will notify China office of the arrival of products and arrange delivery to client. In the first few transactions, particularly with potential high-volume purchasers, the sales rep that initiated the transaction (or regional rep if ordered directly from the Web site) will be at client's facility to inspect and verify the product. Such inspection will include verifying quality, quantity, model & part numbers, etc. with the client.

        The Subsidiary is planning on making all quotations in U.S. dollars (though payment will be in yuan). The Subsidiary also plans to accept credit cards (Visa, MasterCard, American Express) for deposit and payment.

        For sales in Hong Kong, local currency can be converted into U.S. dollars in the form of wire transfer or a cashier's check drawn on a major U.S.-based bank. U.S. dollars will then be sent back to the Irvine office to pay for goods purchased from the suppliers for the Hong Kong clients.

Operations

        Because the Internet connection speed in China with respect to the rest of the world is still quite slow, the Subsidiary plans to have the web site housed in Hong Kong. In the future, however, should Web traffic warrant, additional hosting sites will be added based on statistical data of the origin of the visitors. For example, should the Subsidiary build a solid client base or receive significant traffic from Europe, a hosting site would most likely be established there. All content and maintenance will be handled internally and maximum security measures will be utilized.

Revenue Sources

        There is no guarantee that the Subsidiary will obtain revenues, but the Subsidiary plans to derive revenues from a combination of the following sources:

  •
  Sales of spare parts and equipment

  •
  Subscription fees

  •
  Equipment rental fees

  •
  Advertising revenue on the Web site—from suppliers

  •
  Design of Web page/intranet for more sophisticated subscribers

Competition

        The Subsidiary would not be the only procurement source for the designated target market in China, and will face competition from other importers and from manufacturers themselves. The market for the Subsidiary's planned services is highly competitive, and our management expects competition to increase. The Subsidiary will compete with many procurement companies, most of which will be larger and better financed than the Subsidiary. Some of these competitors offer the same services contemplated to be offered by the Subsidiary. To the extent that customers exhibit loyalty to the supplier that first supplies them with particular services, these competitors may have an advantage over the Subsidiary. However, if the Subsidiary is able to achieve its goals of ease-of-ordering, faster fulfillment and price reductions, management of the Subsidiary believes it may be able to capture a large enough market share to achieve profitability.

Sales and Marketing

        While the Subsidiary intends to base much of the central sales and marketing efforts in Hong Kong, it is planning on using regional offices in China to make direct face-to-face sales. Given the business climate in China, the management of the Subsidiary believes that there is no replacement for direct, face-to-face sales, and thus the Subsidiary plans to use this as its primary sales method. In order to scale operations, the Subsidiary plans establish these regional offices and to recruit a direct sales force for each such office. Therefore, the Subsidiary is planning on recruiting salespeople and training them to market the Subsidiary's operations through the following means:

  •
  Telephone techniques in making appointment with clients

  •
  Direct calling on the prospects

  •
  Encouraging prospects to establish a personalized Web page and email account on the Subsidiary's Web site

  •
  Encouraging prospects to visit and purchase from the Web site

  •
  Building incentive programs for customers who visit or purchase from the Web site

  •
  Holding seminars for potential clients

        Other planned marketing efforts will entail mailing a CD-ROM to potential clients, which may be used for an introduction and access to the Web site. If sales and traffic to the Web site grow as anticipated, the Subsidiary plans to seek strategic partnerships with leading Web sites that target the Chinese community.

Employees

        As of the most recent date, we had two employees. None of our employees are currently covered by collective bargaining agreements. We believe that relations with our employees are good.

DESCRIPTION OF PROPERTY

        We currently do not own or lease any property.

LEGAL PROCEEDINGS

        To the best knowledge of our management, we are not currently involved in any material litigation or legal proceedings and are not aware of any potentially material litigation or proceeding threatened against us.

MARKET FOR SECURITIES

Market For Securities

        Our common stock is listed for quotation on the OTC Electronic Bulletin Board under the symbol "ENHI." The market for our shares is limited and no assurance can be given that a significant trading market for our common stock will develop or, if developed, will be sustained.

        The following table sets forth the range of the high and low closing bid prices of our common stock during each of the calendar quarters identified below. These bid prices were obtained from the National Quotation Bureau, Inc. and Nasdaq Trading & Market Services and do not necessarily reflect actual transactions, retail markups, markdowns or commissions. The transactions include inter-dealer transactions. Our management believes that the following data is anecdotal and may bear no relation to the true value of our common stock or the range of prices that would prevail in a fluid market, as these quotes are based upon limited public float and trading in our common stock.

2000	High	Low
1st Quarter	$2.25	$0.01
2nd Quarter	$1.00	$0.04
3rd Quarter	$5.50	$4.50
4th Quarter	$5.00	$0.1875
2001	High	Low
1st Quarter	$1.00	$0.28
2nd Quarter	$0.34	$0.20
3rd Quarter	$0.20	$0.05
4th Quarter	$0.15	$0.09
2001	High	Low
1st Quarter	$0.11	$0.09

        The last reported sales price of our Common Stock was $0.15 as reported on the OTC Bulletin Board on April 5, 2002. Our management calculates that the approximate number of holders of the Company's common stock was 105 as of December 31, 2001.

        We currently have no intention of paying any dividend on our common stock in the future. There are no restrictions that limit our ability to pay dividends.

Recent Sale of Unregistered Securities

        We did not have any sales of unregistered securities during 2001.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the names and ages of our current and incoming directors and executive officers, the principal offices and positions held by each person and the date such person became a director or executive officer. The Board of Directors elects our executive officers annually. Our directors serve one-year terms until their successors are elected. Our executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Positions
Steven D. Hargreaves	43	President, Chief Financial Officer and Director
Shannon T. Squyres	42	Chief Executive Officer, Secretary and Director

BIOGRAPHICAL INFORMATION:

        Steven D. Hargreaves, 43, is a director, Chief Financial Officer and President. From 1993 to the present, Mr. Hargreaves has been a Managing Director of Genesis Partners, an investment management firm involved in all aspects of equity investments. Prior to joining Genesis Partners, Mr. Hargreaves was employed as an equity research analyst for Dean Witter Reynolds from 1992 to 1993. Mr. Hargreaves began his professional career as a Certified Public Accountant having worked for firms Arthur Andersen and Ernst & Whinney. Mr. Hargreaves graduated from the University of Southern California in 1991 with a Masters of Business Administration concentrating in Finance and from California State University, Long Beach in 1983 with a Bachelor of Science in Business Administration.

        Shannon T. Squyres, 42, is a director, Chief Executive Officer and Secretary. From 1987 to the present, Mr. Squyres has been President of Market Pathways Financial Relations Incorporated., a financial relations consulting firm working with publicly traded companies. Prior to founding Market Pathways in 1987, Mr. Squyres was a partner and director with the Newport Beach, CA firm of Investor Communication Systems where he established and organized regional offices in Chicago, New York, Portland and San Francisco. Mr. Squyres has worked in the financial industry for over 19 years and brings a wide range of expertise to the firm with extensive experience in corporate finance, investor relations and press relations. Mr. Squyres has worked with companies in such diverse industries as automotive airbags, military ordnance, dental supplies and services, specialty medical products, energy efficiency services, steel manufacturing, cable television operations, entertainment and multimedia production, sports franchising, mortgage banking, educational products and services, snack foods, pet products, consumer electronics, and computer software, hardware and services. He earned his B.A. in Communications/Public Relations from California State University, Fullerton

Certain Relationships and Related Transactions

        On August 31, 1999, the demand loans set forth in the following table were made to us. Such loan were repaid, with 6% interest, on July 24, 2000:

Lender	Loan Amount	Amount Repaid
Rally Automotive Group, of which Larry A. Mayle is President	$220,431	$232,612
Unicor, Inc., of which Dr. Roger L. Miller is President	$128,000	$135,073
Larry A. Mayle	$18,839	$19,880
Dr. Roger L. Miller	$27,614	$29,139

        In July 2000, we agreed to exchange our 60% interest in International Capri Resources, SA de CV, an investment which had a carrying value of $0 on our books, for $107,000, which was borrowed on a short-term basis from a former shareholder. The transaction resulted in a gain of $107,000.

        On April 12, 2002, we entered into the Agreement and Plan of Merger which resulted in a restructuring of our management, Board of Directors, and ownership. The Officers and Directors of Caiban became our directors, officers and additional shareholders.

        Our officers and directors may be engaged in other businesses, either individually or through partnerships and corporations in which they have ownership interests, hold offices or serve on Boards of Directors.

        We will attempt to resolve any such conflicts of interest in our favor. Our officers and directors are accountable to us and our shareholders as fiduciaries.

EXECUTIVE COMPENSATION

Executive Officers and Directors

        To date, there has been no consideration paid to our newly elected officers and directors.

        Directors do not receive any compensation for their services. However, directors will be reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to us during fiscal year 2001, we are not aware of any director, officer or beneficial owner of more than ten percent of our Common Stock that, during fiscal year 2001, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934.

Summary Compensation Table

        The following table sets forth certain summary information with respect to the compensation paid to certain Officers for services rendered in all capacities for the fiscal period ended December 31, 2001:

Long Term Compensation Awards/Securities

Name and Principal Position	Year	Annual Salary ($)		All Other Bonus	Underlying Compensation			Options(#)
Larry Mayle Chief Executive Officer, Chief Financial Officer & Co-Chairman	2001 2000 1999	$ $	127,500 110,625 —	— — —		— — —		— — —
Roger Miller President, Co-Chairman	2001 2000 1999		— — —	— — —	$	— 10,000 —	(1)	— — —

(1)
Represents a $10,000 payment for services rendered paid to Unicor Inc., a consulting company beneficially owned by Mr. Miller.

Employment Arrangements

        On May 19, 2000, we entered into one-year employment agreements with Messrs. Mayle and Miller providing annual salaries of $180,000 and $120,000 respectively, and other customary benefits and provisions. Payments on both of these agreements were suspended as of September 15, 2001. The agreements are now terminated voluntarily.

Option Grants

        No option grants were made to the named Executive Officers during fiscal year ended December 31, 2001. No option exercises were made by the named Executive Officers during fiscal year ended December 31, 2001, and no executive officer held unexercised options as of that date.

Employee Stock Option Plan

        Our Board of Directors adopted the 2000 Employee Stock Option Plan. Under the 2000 plan, 1,500,000 shares of common stock have been authorized for issuance as Incentive Stock Options or Non-Incentive Stock Options. The 2000 plan anticipates qualifying under Section 423 of the Internal Revenue Code of 1986, as an "employee stock purchase plan." Under the 2000 plan, options may be granted to our key employees, officers, directors or consultants.

        The purchase price of the common stock subject to each Incentive Stock Option shall not be less than the fair market value (as determined in the 2000 Plan), or in the case of the grant of an Incentive Stock Option to a principal stockholder, not less that 110% of fair market value of such common stock at the time such option is granted. The purchase price of the common stock subject to each Non-Incentive Stock Option shall be determined at the time such option is granted, but in no case less than 85% of the fair market value of such shares of common stock at the time such option is granted.

        The 2000 plan terminates 10 years from the earlier of the date of its adoption by the Board of Directors or the date on which the 2000 plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, and no option shall be granted after termination of the 2000 plan. Subject to certain restrictions, the 2000 plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

OTHER EVENTS

        Not applicable.

RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        See discussion of resignations due to Agreement and Plan of Merger above.

FINANCIAL STATEMENTS

        Since the former shareholders of Caiban Enterprises, Inc. acquired control of eNexi Holdings, Inc. through Caiban Holdings, Inc., upon the merger closing, the merger was accounted for as a reverse acquisition. Accordingly, for financial statement purposes, Caiban Holdings, Inc. was considered the accounting acquiror and the related business combination was considered a recapitalization of Caiban Holdings, Inc., rather than an acquisition by eNexi Holdings, Inc. The historical financial statements prior to April 23, 2002 will be those of Caiban Holdings, Inc., but the name of the corporation going forward will be eNexi Holdings, Inc.

        The financial statements of Caiban Enterprises, Inc. for the year ended December 31, 2001 and the period from inception (September 15, 2000) through December 31, 2000 and 2001 are included with this Report.

CHANGE IN FISCAL YEAR

        Not applicable.

EXHIBITS

2.1	Agreement and Plan of Merger
3.1	Certificate of Incorporation of eNexi Holdings, Inc.(1)
3.2	Certificate of Merger between Silver King Resources (Delaware), Inc. and Silver King Resources, Inc.(1)
3.3	Certificate of Merger between Silver King Resources (Delaware), Inc. and eNexi Holdings, Inc.(2)
10.1	2000 Employee Stock Option Plan(3)
21.1	List of Subsidiaries
23.1	Consent of Accountants

(1)
Incorporated by reference from the Registrant's Form 10-SB, filed on July 8, 1999.

(2)
Incorporated by reference to the Registrant's Form 8-K filed on May 24, 2000.

(3)
Incorporated by reference to the Registrant's Form SB-2 filed on June 16, 2000.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENEXI HOLDINGS, INC.
/s/ STEVEN D. HARGREAVES
	By:	Steven D. Hargreaves,
	Its:	President
/s/ SHANNON T. SQUYRES
	By:	Shannon T. Squyres,
	Its:	Chief Executive Officer, Secretary
Date: May 7, 2002

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	eNexi Holdings, Inc. March 31, 2002	Caiban Holdings, Inc. March 31, 2002	Pro forma Adjustments	Pro forma Consolidated Balance Sheet, March 31, 2002
Assets
Cash and cash equivalents	$2,822,269	$6,370	$—	$2,828,639

Total assets	$2,822,269	$6,370	$—	$2,828,639

Liabilities and Stockholders' Equity
Accounts payable	$5,500	$—	$—	$5,500
Other accrued expenses	4,063	—	—	4,063
Stocholders' Equity:
Common stock	974	3,000	918	4,892
Additional paid-in capital	7,087,386	6,000	(4,276,572)	2,816,814
Retained Earnings (Deficit)	(4,275,654)	(2,630)	4,275,654	(2,630)

Total liabilities and equity	$2,822,269	$6,370	$—	$2,828,639

eNexl Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Income and Expense

For the Year Ended December 31, 2001

	Consolidated Statement of Income and Expense For the Year Ended December 31, 2001	Pro Forma Adjustments	Consolidated Statement of Income and Expense For the Year Ended December 31, 2001
Net revenues	$—	$—	$—

Operating costs and expenses	20	—	20

Net income (loss) from operations	(20)	—	(20)

Other income (expense)	(800)	—	(800)

Net loss	$(820)	$—	$(820)

Net loss per share	$—	$—	$—

Weighted average shares outstanding	48,908,864		48,908,864

eNexl Holdings, Inc.

Unaudited Pro Forma Condensed Statement of Income and Expense

For the three months ended March 31, 2002

	Consolidated Statement of Income and Expense For the Three Months Ended March 31, 2002	Pro Forma Adjustments	Consolidated Statement of Income and Expense For the Three Months Ended March 31, 2002
Net revenues	$—	$—	$—

Operating costs and expenses	75	—	75

Net income (loss) from operations	(75)	—	(75)

Other income (expense)	0	—	0

Net loss	$(75)	$—	$(75)

Net loss per share	$(0.000)	$—	$(0.000)

Weighted average shares outstanding	48,908,864		48,908,864

CaiBan Enterprises, Inc.
(A Development Stage Company)
FINANCIAL STATEMENTS
FOR THE YEAR ENDED
DECEMBER 31, 2001
AND FROM INCEPTION (September 15, 2000)
THROUGH DECEMBER 31, 2000 AND 2001

CaiBan Enterprises, Inc.
(A Development Stage Company)

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of CaiBan Enterprises, Inc.

        We have audited the accompanying balance sheets of CaiBan Enterprises, Inc. (a California Corporation) (a Development Stage Company) as of December 31, 2001 and 2000, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the year ended December 31, 2001 and from inception (September 15, 2000) through December 31, 2000 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CaiBan Enterprises, Inc. as of December 31, 2001 and 2000, and the results of its operations and cash flows for the year ended December 31, 2001 and from inception (September 15, 2000) through December 31, 2000 and 2001 in conformity with accounting principles generally accepted in the United States of America.

Mendoza Berger & Company, LLP

March 6, 2002
Irvine, California

CaiBan Enterprises, Inc.

(A Development Stage Company)

BALANCE SHEETS

	December 31, 2001	December 31, 2000
ASSETS
Current assets:
Cash	$7,245	$9,265

Total current assets	7,245	9,265

Total assets	$7,245	$9,265

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Note payable—related party (Note 3)	$—	$2,000
Other current liabilities	800	—

Total current liabilities	800	2,000

Stockholders' equity: (Note 4)
Preferred stock, no par value, 1,000,000 shares authorized, no shares issued and outstanding at December 31, 2000 and 2001, respectively	—	—
Common Stock, $0.001 no par value, 5,000,000 shares authorized; 3,000,000 shares issued and outstanding at December 31, 2000 and 2001, respectively	3,000	3,000
Additional paid-in capital	6,000	6,000
Deficit accumulated during development stage	(2,555)	(1,735)

Total stockholders' equity	6,445	7,265

Total liabilities and stockholders' equity	$7,245	$9,265

The accompanying notes are an integral part of these financial statements

2

CaiBan Enterprises, Inc.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	For the year ended December 31, 2001	From inception (September 15, 2000) through December 31, 2000	Cumulative amounts from inception (September 15, 2000) through December 31, 2001
Operating expenses:
General and administrative	$20	$1,735	$1,755

Total operating expenses	20	1,735	1,755

Loss from operations	(20)	(1,735)	(1,755)

Provision for taxes (Note 5)	800	—	800

Net loss	$(820)	$(1,735)	$(2,555)

Loss per share	$(0.000)	$(0.001)	$(0.001)

Weighted average number of common shares outstanding	3,000,000	1,682,043	2,701,271

The accompanying notes are an integral part of these financial statements

3

CaiBan Enterprises, Inc.
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

	Preferred Stock		Common Stock			Deficit Accumulated During Development Stage
	Number of Shares	Amount	Number of Shares	Amount	Additional Paid-in Capital		Total Stockholders' Equity
Balance at inception—September 15, 2000	—	$—	—	$—	$—	$—	$—
Issuance of stock for cash (Note 4)	—	—	3,000,000	3,000	6,000	—	9,000
Net loss	—	—	—	—	—	(1,735)	(1,735)

Balance at December 31, 2000	—	—	3,000,000	3,000	6,000	(1,735)	7,265

Net loss	—	—	—	—	—	(820)	(820)

Balance at December 31, 2001	—	$—	3,000,000	$3,000	$6,000	$(2,555)	$6,445

The accompanying notes are an integral part of these financial statements

4

CaiBan Enterprises, Inc.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2001	From inception (September 15, 2000) through December 31, 2000	Cumulative amounts from inception (September 15, 2000) through December 31, 2001
Cash flows from operating activities:
Net loss	$(820)	$(1,735)	$(2,555)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in assets and liabilities:	—	—	—
Other current liabilities	800	—	800

Net cash used in operations	(20)	(1,735)	(1,755)

Cash flows from financing activities:
Proceeds from note payable—related party	—	2,000	2,000
Payment of note payable—related party	(2,000)	—	(2,000)
Issuance of common stock	—	9,000	9,000

Net cash from financing activities	(2,000)	11,000	9,000

Net increase (decrease) in cash	(2,020)	9,265	7,245
Cash, beginning of period	9,265	—	—

Cash, end of period	$7,245	$9,265	$7,245

The accompanying notes are an integral part of these financial statements

5

CaiBan Enterprises, Inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION AND HISTORY

        CaiBan Enterprises, Inc. (the Company), a California Corporation, was incorporated on September 15, 2000. The Company is focused on developing export and import opportunities with East Asian countries.

        The Company has been in the development stage since its inception, September 15, 2000. It is primarily engaged in raising capital and seeking investment opportunities to implement its business plan.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Use of Estimates

        The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Income Taxes

        Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

  Net Loss Per Share

        In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128 "Earnings Per Share" which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of loss per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.

  Fair Value of Financial Instruments

        Financial instruments consist principally of cash. The estimated fair value of this instrument approximates its carrying value.

3.    RELATED PARTY TRANSACTIONS

  Note Payable—Related Party

        In November of 2000, the Company issued a $2,000, non-interest bearing note payable, due on demand, to an officer and shareholder of the Company. The note payable was paid off in January, 2001.

6

4.    CAPITAL STOCK

  Preferred Stock

        The Company authorized 1,000,000 shares of no par value preferred stock. No shares are issued or outstanding.

  Common Stock

        In November of 2000, the Company issued 3,000,000 shares of common stock for $9,000 in cash.

5.    INCOME TAXES

        The components of the deferred tax assets are as follows:

	December 31, 2001	December 31, 2000
Deferred tax assets:
Net operating loss carryforward	$405	$400
Valuation allowance	(405)	(400)

Net deferred tax assets	$—	$—

        The Company had available approximately $1,755 and $1,735 of unused Federal and state net operating loss carryforwards at December 31, 2001 and 2000, respectively, that may be applied against future taxable income. These net operating loss carryforwards expire for Federal purposes in 2021. There is no assurance that the Company will realize the benefit of the net operating loss carryforwards. $800 is included in the provision for income taxes for the minimum tax due to the State of California for the year ended December 31, 2001 and from inception through December 31, 2001.

        SFAS No. 109 requires a valuation allowance to be recorded when it is more likely than not that some or all of the deferred tax assets will not be realized. At December 31, 2000 and 2001, valuations for the full amount of the net deferred tax asset were established due to the uncertainties as to the amount of the taxable income that would be generated in future years.

        Reconciliation of the differences between the statutory tax rate and the effective income tax rate is as follows:

	December 31, 2001	December 31, 2000
Statutory federal tax (benefit) rate	(15.00)%	(15.00)%
Statutory state tax (benefit) rate	(7.51)%	(7.51)%

Effective tax rate	(22.51)%	(22.51)%
Valuation allowance	22.51%	22.51%

Effective income tax rate	0.00%	0.00%

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eNexl Holdings, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Income and Expense For the Year Ended December 31, 2001
eNexl Holdings, Inc. Unaudited Pro Forma Condensed Statement of Income and Expense For the three months ended March 31, 2002
CaiBan Enterprises, Inc. (A Development Stage Company) FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2001 AND FROM INCEPTION (September 15, 2000) THROUGH DECEMBER 31, 2000 AND 2001
TABLE OF CONTENTS
INDEPENDENT AUDITORS' REPORT
CaiBan Enterprises, Inc. (A Development Stage Company) BALANCE SHEETS
CaiBan Enterprises, Inc. (A Development Stage Company) STATEMENTS OF OPERATIONS
CaiBan Enterprises, Inc. (A Development Stage Company) STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
CaiBan Enterprises, Inc. (A Development Stage Company) STATEMENTS OF CASH FLOWS
CaiBan Enterprises, Inc. (A Development Stage Company) NOTES TO FINANCIAL STATEMENTS